Execution Version

Dated as of April 14, 2017

BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD.,
BULK TRIDENT LTD. and BULK PHOENIX LTD.
as Borrowers

BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD.
BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD.
as Joint and Several Guarantors

DVB BANK SE
as Lender

-and-

DVB BANK SE
as Agent and Security Trustee

_______________________________________________________

FOURTH AMENDATORY AGREEMENT
______________________________________________________

Amending and Supplementing the Loan Agreement dated as of April 15, 2013, as amended by a First Amendatory Agreement dated as of May 16, 2013, a Second Amendatory Agreement dated August 28, 2013 and
a Third Amendatory Agreement dated as of July 14, 2016

FOURTH AMENDATORY AGREEMENT dated as of April 14, 2017 (this “Fourth Amendatory Agreement”)
AMONG

(1)
BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD., BULK TRIDENT LTD. and BULK PHOENIX LTD., each a company duly organized and existing under the laws of Bermuda, as borrowers (the “Borrowers”);

(2)
BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD., BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD. (“Pangaea”), each a company organized and existing under the laws of Bermuda whose registered office is at 3rd Floor, Par la Ville Place, 14 Par la Ville Road, Hamilton HM08, Bermuda, as joint and several guarantors (the “Guarantors”, and each separately a “Guarantor”, which expressions include their respective successors, transferees and assigns);

(3)	DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as lender (in such capacity, the “Lender”); and

(4)
DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as facility agent for the Lenders (in such capacity, the “Agent”) and as security trustee for the Lenders (in such capacity, the “Security Trustee”).

WITNESSETH THAT:
WHEREAS, the Borrowers, the Guarantors, the Lender, the Agent and the Security Trustee are parties to a Loan Agreement dated as of April 15, 2013 (as amended by a First Amendatory Agreement dated May 16, 2013, a Second Amendatory Agreement dated August 28, 2013 and a Third Amendatory Agreement dated as of July 14, 2016, the “Loan Agreement”);
WHEREAS, upon the terms and conditions stated herein the parties hereto have agreed to further amend and supplement the Loan Agreement.
NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1	DEFINITIONS

1.1	Defined terms. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Loan Agreement.

2	AMENDMENTS TO THE LOAN AGREEMENT

2.1	Amendments. Pursuant to Clause 28 of the Loan Agreement, the parties hereto agree to amend the Loan Agreement as follows with effect on and from the date hereof:

(a)	The following definitions are added to Clause 1.1 in alphabetical order:

““Fourth Amendatory Agreement” means the Fourth Amendatory Agreement dated as of April 14, 2017, amending certain provisions of this Agreement;”

(b)	In Clause 1.1, the definition of “Applicable Maturity Date” is amended and restated to read as follows:
““Applicable Maturity Date” means:

(a)	with respect to the Advance relating to BULK PANGAEA, the earlier of April 18, 2017 and the date on which the Advance relating to BULK PANGAEA is accelerated pursuant to Clause 20.4;

(b)	with respect to the Advance relating to BULK PATRIOT, the earlier of April 18, 2017 and the date on which the Advance relating to BULK PATRIOT is accelerated pursuant to Clause 20.4;

(c)	with respect to the Advance relating to BULK JULIANA, the earlier of July 19, 2018 and the date on which the Advance relating to BULK JULIANA is accelerated pursuant to Clause 20.4;

(d)	with respect to the Advance relating to BULK TRIDENT, the earlier of July 19, 2019 and the date on which the Advance relating to BULK TRIDENT is accelerated pursuant to Clause 20.4; and

(e)	with respect to the Advance relating to BULK NEWPORT, the earlier of July 19, 2019 and the date on which the Advance relating to BULK NEWPORT is accelerated pursuant to Clause 20.4; ”

(c)	Clause 8.1 is hereby amended and restated to read as follows:
“8.1    Amount of repayment installments. The Borrowers shall repay the Loan as follows:

(a)
with respect to the Advance relating to BULK PANGAEA, by 12 consecutive quarterly installments of $346,875 for each of installment number 1 through 11, and $1,040,625 for the last quarterly repayment installment which shall be due on April 18, 2017;

(b)
with respect to the Advance relating to BULK PATRIOT, by 13 consecutive quarterly installments of $612,500 for each of installment numbers 1 through 12, and $$1,087,500 for the last quarterly repayment installment, which shall be due on April 18, 2017;

(c)
with respect to the Advance relating to BULK JULIANA, by 21 consecutive quarterly installments of $338,020.83, provided that installments 13 through 15 (due, respectively, on July 18, 2016, October 19, 2016 and January 19, 2017) shall be deferred (such deferred repayments in the aggregate being the “Juliana Deferred Amount”) and such Juliana Deferred Amount shall be added to installments 16 through 21 so that each of installments 16 (due on April 18, 2017) through 21 (due on July 19, 2018) shall be in the amount of $507,031.50;

(d)	with respect to the Advance relating to BULK TRIDENT, by 25 consecutive quarterly installments of $318,750, provided that installments 14 and 15 shall be deferred (such deferred repayments in the aggregate being the “Trident Deferred Amount”) and such Trident Deferred Amount shall be added to the remaining installments and the balloon payment to be made together with the last installment so that installment 16 (due on January 19, 2017) shall be in the amount of $550,000, each of installments 17 (due on April 18, 2017) and 18 shall be in the amount of $650,000, each of installments 19 (due on October 19, 2017) and 20 shall be in the amount of $435,000, each of installments 21 (due on April 19, 2018) and 22 shall be in the amount of $327,500, each of installments 23 (due on October 19, 2018) through 25 shall be in the amount of $300,00 and the balloon payment to be made on July 19, 2019 shall be in the amount of $1,462,500; and

(e)
with respect to the Advance relating to BULK NEWPORT, by 24 consecutive quarterly installments of: $0 for installment number 1, $216,667 for each of installment numbers 2 through 8, $416,667 for each of installment numbers 9 through 14, provided that installments 13 and 14 shall be deferred (such deferred repayments in the aggregate being the “Newport Deferred Amount”, and together with the Juliana Deferred Amount and the Trident Deferred Amount, collectively, the “Deferred Amounts”) and such Newport Deferred Amount shall be added to the remaining installments and the balloon payment so that installment 15 (due on January 19, 2017) shall be in the amount of $500,000, each of installments 16 (due on April 18, 2017) and 17 shall be in the amount of $700,000, each of installments 18 through 24 shall be in the amount of $442,858 and the balloon payment to be made on July 19, 2019 shall be in the amount of $1,816,659;

provided that:

(A)
notwithstanding anything to the contrary in Clauses 8.1(a) – (e), the repayment schedule attached as Exhibit 1 to the Fourth Amendatory Agreement shall be controlling and any conflict between such repayment schedule and the foregoing Clauses 8.1(a) – (e) shall be resolved in favor of said repayment schedule; and

(B)
notwithstanding anything herein or in any other Finance Document to the contrary, if the Advance relating to a Ship (other than BULK PATRIOT) is irrevocably and unconditionally repaid in full, such Ship shall remain as Collateral (such Ship being an “Additional Collateral Ship”) until the earlier to occur of: (i) such Additional Collateral Ship is sold or becomes a Total Loss or (ii) the Loan is repaid in full.”

3	CONDITIONS PRECEDENT AND SUBSEQUENT TO EFFECTIVENESS

3.1
Conditions precedent to effectiveness. The effectiveness of this Fourth Amendatory Agreement shall be subject to the following conditions precedent being completed to the reasonable satisfaction of the Agent on or before 5:00 p.m. New York time on April 14, 2017:

(a)	the Agent shall have received a duly executed original of this Fourth Amendatory Agreement;

(b)	evidence that $1,000,000 from the Retention Account has been applied toward repayment of the Advance relating to BULK PANGAEA and the Advance relating to BULK PATRIOT; and

(c)	evidence that following the payment in (b) above, the balance in the Retention Account is not less than $1,500,000.

3.2
Conditions subsequent to effectiveness. The effectiveness of this Fourth Amendatory Agreement shall be subject to the following conditions subsequent being completed to the reasonable satisfaction of the Agent:

(a)	on or before 5:00 p.m. New York time on April 28, 2017:

(i)
the Agent shall have received a duly executed original of an amendment to each Mortgage (other than the Mortgage in relation to BULK PATRIOT, which shall be released upon full and final unconditional irrevocable payment of the Advance relating to such Ship), in Agreed Form;

(ii)
the Agent shall have received a copy of any power of attorney under which this Fourth Amendatory Agreement, each Mortgage amendment and any other document to be executed pursuant to this Fourth Amendatory Agreement was or is to be executed on behalf of a Security Party;

(iii)
the Agent shall have received copies of all consents which a Security Party requires to enter into, or make any payment under, this Fourth Amendatory Agreement and any other document to be executed pursuant to this Fourth Amendatory Agreement, each certified as of a date reasonably near the date of this Fourth Amendatory Agreement by a director, an officer, an authorized person or an attorney-in-fact of such party as being a true and correct copy thereof, or certification by such director, officer, authorized person or attorney-in-fact that no such consents are required;

(iv)
the Agent shall have received a certificate from a director, an officer, an authorized person or an attorney-in-fact of each Borrower and each Guarantor, dated as of a date reasonably near the date of this Fourth Amendatory Agreement, certifying as to:

(A)	the absence of any proceeding for the dissolution or liquidation of such Borrower or such Guarantor, as the case may be;

(B)	the absence of any changes to the constitutional documents of such Borrower or Guarantor since the date they were last delivered to the Agent;

(C)
the veracity in all material respects of the representations and warranties contained in the Loan Agreement, as amended hereby, as though made on and as of the date of this Fourth Amendatory Agreement, except for (A) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date or (B) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Loan Agreement;

(D)
the absence of any material misstatement of fact in any information provided by any of the Security Parties to the Agent or the Lenders or the Security Trustee since April 15, 2013 and that such information did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(E)	the absence of any event occurring and continuing, or resulting from this Fourth Amendatory Agreement, that constitutes a Potential Event of Default or an Event of Default; and

(F)	the absence of any material adverse change in the financial condition, operations or business prospects of any of the Security Parties since the date of the Loan Agreement; and

(v)
the Agent shall have received favorable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of such relevant jurisdictions as the Agent may require, including without limitation Bermuda and Panama.

3.3
Deferral of conditions to effectiveness. The Agent, with the consent of the Lenders, may defer completion of one or more of the conditions referred to in Clauses 3.1 and 3.2, provided that the Security Parties deliver to the Agent a written undertaking to satisfy such conditions within ten (10) Business Days after the Agent grants such deferral (or such longer period as the Agent may specify).

3.4
Failure to complete conditions to effectiveness. If the Security Parties fail to complete, or cause the completion of, all or any of the conditions to effectiveness required by Clauses 3.1 and 3.2 by the deadlines stated therein, and the Agent has not granted a deferral pursuant to Clause 3.3 hereof, or if the Agent has granted a deferral and the Security Parties fail to complete such deferred conditions to effectiveness by the deadline set by the Agent under Clause 3.3, the Borrowers acknowledge and agree that such failure shall be deemed an Event of Default under the Loan Agreement and that the Creditor Parties shall be entitled to all rights and to exercise all remedies afforded to them under the terms of the Loan Agreement (all of which are expressly reserved).

4	EFFECT OF AMENDMENTS

4.1
References. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Loan Agreement” in any of the other Finance Documents, shall mean and refer to the Loan Agreement as amended hereby.

4.2
Effect of amendment. Subject to the terms of this Fourth Amendatory Agreement, with effect on and from the date hereof, the Loan Agreement shall be, and shall be deemed by this Fourth Amendatory Agreement to have been, amended upon the terms and conditions stated herein and, as so amended, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended. In addition, each of the Finance Documents shall be, and shall be deemed by this Fourth Amendatory Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of such Finance Documents to, the “Loan Agreement” and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended or supplemented by this Fourth Amendatory Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Fourth Amendatory Agreement.

4.3	No other amendments; ratification.

(a)
Except as amended hereby, all other terms and conditions of the Loan Agreement and the other Finance Documents remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(b)	Without limiting the foregoing, each of the Guarantors, by its countersignature of this Fourth Amendatory Agreement, acknowledges and agrees that its Guarantee remains in full force and effect.

(c)	The Security Parties acknowledge and agree that the Loan Agreement shall, together with this Fourth Amendatory Agreement, be read and construed as a single agreement.

5	REPRESENTATIONS AND WARRANTIES

5.1
Authority. The execution and delivery by the Security Parties of this Fourth Amendatory Agreement and the performance by the Security Parties of all of their respective agreements and obligations under the Loan Agreement, as amended hereby, are within each Security Party’s corporate authority and have been duly authorized by all necessary corporate action on the part of such Security Party and, except as stated herein, no consent of any third party is required in connection with the transactions contemplated by this Fourth Amendatory Agreement.

5.2
Enforceability. This Fourth Amendatory Agreement and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Security Parties and are enforceable against the Security Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

6	RELEASE

6.1	Release.
In consideration of the Lender, the Agent and the Security Trustee entering into this Fourth Amendatory Agreement, each Security Party acknowledges and agrees that:

(i)	it does not have any claim or cause of action against any Creditor Party (or any of such Creditor Party’s respective directors, officers, employees or agents);

(ii)	it does not have any offset right, counterclaim or defense of any kind against any of its Secured Liabilities to any Creditor Party; and

(iii)	each of the Creditor Parties has heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower.

(b)
To eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Creditor Party’s rights, interests, contracts, collateral security or remedies, the Borrower unconditionally releases, waives and forever discharges:

(i)	any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Creditor Party to any Security Party, except the obligations to be performed by any Creditor

Party on or after the date hereof as expressly stated in the Loan Agreement and the other Finance Documents, in each case as amended by this Fourth Amendatory Agreement; and

(ii)
all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Security Party might otherwise have against any Creditor Party or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

7	MISCELLANEOUS

7.1
Governing law. THIS FOURTH AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401).

7.2
Consent to Jurisdiction. The provisions of Clause 32.2 (Consent to Jurisdiction) of the Loan Agreement shall apply to this Fourth Amendatory Agreement as if set out in full but so that references to “this Agreement” are amended to read “this Fourth Amendatory Agreement”.

7.3	Counterparts. This Fourth Amendatory Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.4
Severability. Any provision of this Fourth Amendatory Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

7.5	Costs and Expenses.
The Borrowers agree to pay or reimburse each of the Creditor Parties for all reasonable expenses in connection with the preparation, execution and carrying out of this Fourth Amendatory Agreement and any other document in connection herewith or therewith, including but not limited to, reasonable fees and expenses of any counsel whom the Creditor Parties may deem necessary or appropriate to retain, any duties, registration fees and other charges and all other reasonable out-of-pocket expenses incurred by any of the Creditor Parties in connection with the foregoing.

7.6	Headings and captions. The headings captions in this Fourth Amendatory Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
[SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

WHEREFORE, the parties hereto have caused this Fourth Amendatory Agreement to be executed as of the date first above written.

BULK PANGAEA LIMITED, as Borrower

By: /s/ Deborah L. Davis

Deborah L. Davis
Director

BULK PATRIOT LTD., as Borrower

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

BULK JULIANA LTD., as Borrower

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

BULK TRIDENT LTD., as Borrower

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

BULK PHOENIX LTD., as Borrower

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

BULK PARTNERS (BERMUDA) LTD.,
as Guarantor

By: /s/ Arthur Jones
Name: Arthur Jones
Title: Director

BULK PARTNERS HOLDING COMPANY BERMUDA LTD., as Guarantor

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

BULK FLEET BERMUDA HOLDING COMPANY LTD.,
as Guarantor

By: /s/ Deborah L. Davis
Deborah L. Davis
Director

PANGAEA LOGISTICS SOLUTIONS LTD.,
as Guarantor

By:  /s/ Edward Coll
Name: Edward Coll
Title: Chief Executive Officer

DVB BANK SE, as Lender, Agent and Security Trustee

By: /s/Alkaterini Zarkadoula
Name:Alkaterini Zarkadoula
Vice President

By: /s/Christina Hagen
Name:Christina Hagen
Vice President